Summary Prospectus

Alpine Municipal Money Market Fund
Trading Symbol: AMUXX
March 1, 2011

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.alpinefunds.com/literature. You may also obtain this information at no cost by calling 1-888-785-5578 or by sending an e-mail request to questions@alpinefunds.com. The Fund’s prospectus and statement of additional information, both dated March 1, 2011, as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 30, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objective of Alpine Municipal Money Market Fund is to seek high federally tax-exempt current income consistent with preservation of capital and maintenance of liquidity.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.49%

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years

$50	$157	$274	$615

Principal Investment Strategies
Alpine Municipal Money Market Fund is managed to seek attractive yields and seeks to maintain a stable share price of $1.00. The Fund invests in a variety of high-quality, short-term municipal securities. Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal obligations the income from which is exempt from federal income tax other than the federal alternative minimum tax (“AMT”). These obligations include high quality, short-term debt obligations issued by states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. As a money market fund, the Fund complies with Securities and Exchange Commission (“SEC”) rules relating to the quality, maturity, liquidity and diversification of its portfolio investments that are designed to promote price stability.

The Fund may invest, without limitation, in municipal obligations whose interest is a tax-preference item for purposes of the AMT. If this is the case, the Fund’s net return to those investors may be lower than to investors not subject to AMT. The Fund may also invest its assets in the securities of other investment companies to the extent permitted by the 1940 Act.

Principal Investment Risks
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Fixed Income Securities Risk — Fixed income securities are subject to issuer risk, interest rate risk and market risk.

Interest Rate Risk — Interest rates may rise resulting in a decrease in the value of the securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from federal tax consistent changes in interest rates.

Issuer Risk — Changes in the financial condition of the issuer of an obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal.

Liquidity Risk — Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

Management Risk — The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to under perform when compared to other funds with preservation of capital similar investment goals.

Market Risk — The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Municipal Securities Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Municipal Securities Risk — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.

Redemption Risk — The fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price. In addition, the fund may suspend redemptions when permitted by applicable regulations.

Regulatory Risk — The SEC recently amended the rules governing money market funds. In addition, the SEC continues to review the regulation of such funds. Any further changes by the SEC or additional legislative developments may affect the Alpine Municipal Money Market Fund’s operations, investment strategies, performance and yield.

Performance
The bar chart and table below show how the Fund has performed and provides some indication of the risks of investing in the Fund by showing how its performance has varied from year to year. The bar chart shows changes in the yearly performance of the Fund for full calendar years. The table below it compares the performance of the Alpine Municipal Money Market Fund over time to the Fund’s benchmark. The chart and table assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.alpinefunds.com.

Alpine Municipal Money Market Fund
Calendar Year Total Returns as of 12/31 Each Year

Best and Worst Quarter Results
During the periods shown in the Chart for the Fund:

Best Quarter		Worst Quarter
0.93%	9/30/07	0.03%	3/31/10

The 7-day yield for the period ended December 31, 2010 for the Alpine Municipal Money Market Fund was 0.29%.

Average Annual Total Returns
(For the periods ending December 31, 2010)

Alpine Municipal Money Market Fund	1 Year	5 Years	Since Inception December 5, 2002

Return Before Taxes	0.21%	2.14%	1.92%

Lipper Tax-Exempt Money Market Funds Average	0.03%	1.56%	1.36%
(reflects no deduction for fees, expenses or taxes)

Performance data quoted represents past performance and is not predictive of future results. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578.

Management
Investment Adviser
Alpine Woods Capital Investors, LLC serves as the Fund’s investment adviser.

Portfolio Manager
Mr. Steven C. Shachat, Managing Director for the Adviser since 2002, is the portfolio manager primarily responsible for the investment decisions of the Fund and has managed the Fund since its inception.

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Alpine Funds, c/o Boston Financial Data Services, Inc., PO Box 8061, Boston, MA 02266), by wire transfer, by telephone at 1-888-785-5578, or through a financial intermediary. The minimum initial amount of investment in the Fund is $2,500. There is no minimum for subsequent investments if payment is mailed by check, otherwise the minimum is $100.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your adviser or visit your financial intermediary’s website for more information.